                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                January 18, 1996



                            HAWAIIAN AIRLINES, INC.
            (Exact name of registrant as specified in its charter)


             HAWAII                       1-8836                  99-0042880
(State or other jurisdiction of         (Commission           (I.R.S. employer
incorporation or organization)          file number)         identification no.)


   3375 Koapaka Street, Suite G350
              Honolulu, HI                                            96819-1869
(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (808) 835-3700
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ITEM 5.   OTHER EVENTS.
          ------------

          A copy of a Hawaiian Airlines, Inc.'s (the "Company") press release dated January 18, 1996 announcing that it has received a $3.0 million secured convertible bridge loan from Airline Investors Partnership, L.P. ("AIP") that will allow the Company to continue all operations while it works to complete a $20.0 million equity investment by AIP later this month is filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)  Exhibits.

               Exhibit 99.1  Press Release dated January 18, 1996.
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HAWAIIAN AIRLINES, INC.



Dated:  January 18, 1996  By                /s/ C.J. David Davies
                                            ---------------------
                                            C.J. David Davies
                                            Senior Vice President-Finance
                                            and Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)